Exhibit 99.2

Strategic Update January 2026

Forward-Looking Statements and Non-GAAP Measures

2

The information in this document contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this document not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as "could," "should," "can," "continue," "estimate," "forecast," "intend," "look," "may," "will," "expect," "believe," "anticipate," "plan," "predict," "remain," "future," "confident," and "commit" or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the ability of the Company to consummate the transaction with TPG; the possibility that the expected benefits related to the transaction may not materialize as expected; the transaction may not be completed in a timely manner, if completed at all; the ability to satisfy the closing conditions to the transaction in a timely manner or at all; and the occurrence of any event, change, or other circumstance that could give rise to the right of either the Company or TPG to terminate one or more of the transaction agreements. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A, Risk Factors and Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission ("SEC") on February 26, 2025, and elsewhere in Jackson Financial Inc.'s filings filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Certain financial data included in this document consists of non-GAAP ("Generally Accepted Accounting Principles") financial measures. These non-GAAP financial measures may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to other financial measures determined in accordance with U.S. GAAP. Although the Company believes these non-GAAP financial measures provide useful information to investors in measuring the financial performance and condition of its business, investors are cautioned not to place undue reliance on any non-GAAP financial measures and ratios included in this document.

Certain financial data included in this document consists of statutory accounting principles ("statutory") financial measures, including "total adjusted capital." These statutory financial measures are included in or derived from the Jackson National Life Insurance Company ("JNL") annual and/or quarterly statements filed with the Michigan Department of Insurance and Financial Services and available in the investor relations section of the Company's website at investors.jackson.com/financials/statutory-filings.

We routinely use our investor relations website, at investors.jackson.com, as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts, some of which may contain material and previously non-public information. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives' social media channels is not incorporated by reference into and is not part of this document.

JACKSON®

3 Jackson’s Strategy to Drive Step Change in Growth Focused & disciplined framework built on core strengths & capabilities Leverage strengths across organic & inorganic opportunities… …To drive meaningful value creation for all stakeholders Deep product expertise Broad, strong distribution relationships Efficient operating model Prudent risk management Experienced asset management Increase product competitiveness and sales Enhance profitability & efficiency Diversify sources of earnings Grow general account & PPM AUM Promote capital stability & generation

4 Two Transformative Actions Mark Next Step in Jackson’s Evolution 1) Hickory Re stands for Hickory Brooke Reinsurance Company, Jackson’s new Michigan - based captive reinsurer 2) Includes $500M in cash from TPG’s common equity investment in JFI and an additional $150M in cash from JFI Formation of Hickory Re 1 Long - Term Strategic Partnership with TPG 1 2 ▪ Greater Investment Grade Asset Based Finance and Direct Lending access enhances yields and complements PPM capabilities ▪ TPG’s $500M common equity investment into JFI aligns incentives and supports growth of spread - based products ▪ Jackson to participate in TPG’s growth via issuance of $150M in common stock from TPG ▪ Opportunity to further collaborate with TPG on future strategic initiatives ▪ Innovative onshore captive to support fixed & fixed index annuity sales ▪ Enhances ability to compete while retaining capital efficiency and excess capital at JNL ▪ Initial capitalization of $650M from JFI to support growth 2 ▪ Continued ability to pursue growth across full product suite Enhances spread - based product sales, diversification and profitability to drive step change in growth

Accelerating Execution of Our Strategy 5 TPG partnership strengthens competitive position via additional opportunities for enhanced investment returns Provides capital to efficiently support accelerated spread - based sales Enhances diversification, profitability, capital generation and capital return Complements PPM’s capabilities and enables continued growth of PPM AUM Aligned partnership between Jackson and TPG drives long - term value creation Leverages strength of existing distribution to grow sales of spread - based products

TPG is a Leading, Global Alternative Asset Management Firm with $286B of AUM 6 Note: TPG AUM as of September 30, 2025 Diversified solutions across private markets asset classes $87B AUM Large scale, control / co - control, and thematic investments $ 31 B AUM Flexible investing platform focused on rapidly growing businesses $29B AUM Leading global impact investing platform pursuing societal benefits and financial returns at scale $ 86 B AUM Diversified solutions, across direct lending, asset based finance, credit solutions, CLOs, and multi - strategy CAPITAL GROWTH IMPACT CREDIT REAL ESTATE MARKET SOLUTIONS $38B AUM Multi - product, real estate investing platform across opportunistic, value add, net lease, and real estate credit $16B AUM Focused on market opportunities in secondaries and digital infrastructure Strong insurance investing capabilities Track record of strong performance Scaled, broad asset management platform Collaborative, client - centric approach Underwriting - focused investing style Deeply experienced team PRIVATE EQUITY

Attractive Strategic Partnership 7 TPG Equity Investment in Jackson ▪ TPG to acquire ~6.5% common equity stake in JFI at $106.03 per share for total consideration of $500M at close 1 ▪ Lock - up and standstill restrictions ̶ Ability to realize gains above initial $500M investment after 2 years ̶ Successive annual step - downs to lower amounts after 5 years and $100M minimum investment throughout duration of the partnership ▪ Information rights in support of strategic coordination TPG Equity Received by Jackson ▪ Jackson to receive $150M of TPG common equity at close (at $65.82 per share) 2 ̶ Ability to receive additional $150M of TPG common equity if assets managed by TPG equal or exceed $20B by year 10 ▪ Subject to similar lock - up and sale restrictions Investment Management ▪ 10 - year initial term with automatic 1 - year renewals through year 15 ̶ Agreed AUM levels of $4B by end of year 2 and $12B by end of year 5 ▪ Non - exclusive arrangement initially focused on Investment Grade Asset Based Finance and Direct Lending ▪ Management fee rates consistent with market and nature of strategic partnership ̶ 50bps minimum fee on agreed AUM levels ▪ Jackson and PPM retain oversight of Jackson’s full investment portfolio ̶ PPM to continue to manage majority of Jackson’s general account assets Other ▪ Jackson and TPG to further collaborate on future strategic initiatives ▪ Expected closing in 1Q26, subject to customary conditions 1) TPG percentage common equity stake in JFI based on JFI common stock outstanding as of October 24, 2025, pro forma for issuanc e o f JFI common stock to TPG; price per share reflects the 30 - day unaffected volume - weighted average price as of January 4, 2026 2) Price per share reflects the 30 - day unaffected volume - weighted average price as of January 4, 2026

Innovative Onshore Spread - Focused Captive 8 1) Simplified legal entity structure Brooke Life Reinsurance Company (Brooke Re) Jackson Financial Inc. (JFI) 1 Brooke Life Insurance Company (BLIC) Jackson National Life Insurance Company (JNL) Hickory Brooke Reinsurance Company (Hickory Re) Structure Strategic Rationale ▪ Formed Hickory Re, a Michigan - based captive reinsurer 100% owned by Brooke Re ▪ Will reinsure new FA and FIA sales – Initial reinsurance of $1.2B inforce FA / FIA block ▪ $650M initial capitalization, including $150M from JFI and $500M from TPG investment in JFI common equity ▪ Modified GAAP reserving and capital framework incorporating adjustments appropriate for spread - based business FA / FIA Coinsurance Agreement $650M Capital Contribution Enhances Jackson’s growth, diversification and profitability across sales, general account assets, earnings, capital generation and capital return Allows for holistic management of VA, FA and FIA business under single risk and capital framework Adds stable, spread - based products to liability profile Diversifies earnings profile through increased spread - based income Optimizes capital efficiency and diversification benefits, reducing strain and improving returns

Multiple Streams of Capital Generation and Cash Flows 9 Strategic partnership with TPG and formation of Hickory Re allows for growth in spread - based products while improving overall capital generation and accelerating free cash flows Jackson Financial Inc. ▪ VA base contract fees net of expenses are largest drivers of profitability and cash flows ▪ RILA and Institutional products generate spread - based earnings growth ▪ Significantly reduced capital strain from FA / FIA sales ▪ Closed block segment provides mortality - based earnings Enhanced Distributions from Jackson National Life ▪ Onshore captive reinsurer with VA GMWB riders, including go forward flows ▪ Primary drivers of cash flows and profitability are guarantee fees, net of claims, hedging and reserve movements ▪ Continue to expect capital distributions in long - term Further Stabilized Brooke Re Liability & Capital Profile ▪ Onshore captive reinsurer with FA and FIA business, including go forward flows ▪ Primary drivers of cash flows and profitability will be spread earnings net of acquisition costs and expenses ▪ Capital distributions expected in medium - term as new business generates capital Optimized Capital Efficiency & Improved Returns from Hickory Re 100% Owned

10 Compelling Strategic and Financial Profile 1) A reconciliation to the most comparable GAAP measure of net income per share has been omitted as it would require unreasonabl e e ffort 2) A reconciliation to the most comparable GAAP metric of net cash provided by operating activities (Parent Company only) has be en omitted as it would require unreasonable effort x Expect capital capacity and efficiency to write $10 - 15B of cumulative FA and FIA sales over medium - term x Opportunity to also enhance competitiveness in RILA and Institutional business Accelerated Growth & Diversification x Reduced new business strain and capital efficient investment approach x Expect improved free capital generation and minimal impact to excess capital position at JNL x Free cash flow in first year expected to exceed full year 2025 levels with further growth thereafter 2 Enhanced Capital Generation & Free Cash Flow x Greater profitability across spread - based product suite from improved risk - adjusted returns x Expect to realize attractive product level returns x Expected to be accretive to Adjusted Operating EPS (non - GAAP) in 2027 1 Increased Profitability Further detail to be announced in connection with 4Q25 earnings

4Q25 Results Update 11 ▪ Overall impact to consolidated after - tax net income less negative vs. 2024 ▪ Expected after - tax impact to Brooke Re equity of ~$(350) million – Largely reflects increased reserves from updated policyholder assumptions such as lapses – Increased reserves partially offset by updated mortality assumptions and model enhancements ▪ No capital contribution to Brooke Re as a result of actuarial assumption review ▪ Brooke Re continues to be well capitalized relative to regulatory requirements and is expected to be above our internal risk framework Actuarial Assumption Review & Model Enhancements Brooke Re Equity Further detail on actuarial assumption review and Brooke Re’s capital position to be provided in connection with 4Q25 earnings

Continuing to Create Long - Term Stakeholder Value 12 Sep. 2021 Demerger 3Q 2025 Results Est. RBC: 579% Leverage: 18.8% HoldCo liquidity: >$750M Cumulative capital return: $2.5B 2 Jan. 2024 Established Brooke Re Oct. 2021 First RILA launched Sep. 2023 RILA AUM surpasses $10B 1) Market capitalization of $2.456B as of 9/30/21 2) Capital return since demerger; capital return as of 3Q25 of $2.495B 3) Includes capabilities in emerging markets, residential home mortgages and investment grade structured securities added beg inn ing in Jan. 2025 Nov. 2024 JPMorgan Chase distribution partnership Sep. 2023 Cumulative $1B capital returned to shareholders 2 Aug. 2025 Launch of FIA with a GMWB Nov. 2021 Entered defined contribution space through AllianceBernstein partnership Jan. 2025 PPM continues to increase capabilities to source higher yielding assets 3 Today Long - term strategic partnership with TPG as a significant Jackson shareholder and formation of Hickory Re Demerger RBC: >525% Leverage: 23.5% HoldCo liquidity: $800M 12 - month capital return target: $325 - 425M Initial market capitalization: 2.5B 1